                                    FORM OF

                               EMPLOYMENT AGREEMENT

This Employment Agreement made and entered into on this, the 1st day of April,
2001 by and between Patrick J. Schaefer, an individual whose address is 3861
N.W. 3rd Place, Deerfield Beach, Florida 33442,  (hereinafter referred to as
"Schaefer") and the World Roller Alliance, Inc., a Florida Corporation, 812 S.E.
8th Avenue, Deerfield Beach, Florida 33441, (hereinafter referred to as the
"Company") concerning Schaefer's employment as CHIEF EXECUTIVE OFFICER/PRESIDENT of the Company.

                                   WITNESSETH:

         1.       EMPLOYMENT:  The Company hereby agrees to employ Schaefer in the capacity  stated above,  and Schaefer hereby accepts said employment pursuant to the terms and conditions hereinafter set forth.

         2.       TERM:  The term of this  Agreement shall be for Five (5) years from the  date  first  listed  above.  Upon  each anniversary  thereof,  if not otherwise  terminated  prior to said  anniversary  or in default,  or otherwise amended as provided for herein,  the term and all provisions of this Agreement shall be  automatically  extended in one (1) year increments  unless the Company or Schaefer gives notice to the contrary.

         3.       COMPENSATION:  The Company shall pay to Schaefer as
compensation for any and all services  rendered in any capacity a base salary of
ONE HUNDRED  TWENTY FIVE  THOUSAND  DOLLARS  AND NO CENTS  ($125,000.00)  per
annum,  which shall be payable in a manner consistent  with pay periods to be established by the Company for all  executives.  Said initial base annual salary may be increased by the Board of  Directors  of the  Company  to such  extent, if any,  as is deemed  appropriate  based on annual,  semi-annual  or other non-scheduled  review of Schaefer's  performance.  In addition to said salary as described  herein,  the Company may from time to time, pay Schaefer additional bonuses, if any, as the Board of Directors may determine to be warranted.

         4.       EXPENSES: In addition to the compensation  hereinabove
provided,  the Company shall reimburse Schaefer for, or absorb the ordinary, necessary and reasonable business expenses incurred by Schaefer in the interest of and for the benefit of the Company.

                  In addition,  the Company  shall upon the effective  date of this  Agreement or within a reasonable  time  thereafter provide an  automobile of a model judged  suitable to the  position of President of the Company for the use of Schaefer in  connection with his  employment.  The Company shall pay for adequate  liability and collision  insurance,  complete  maintenance  and care of said automobile  during the term of this Agreement and all gas and oil used in said  automobile  while Schaefer is performing his duties and responsibilities  as listed herein (excluding  Schaefer's  travel to and from work). The Company shall reimburse  Schaefer for any long distance  telephone charges  incurred in performing his duties as listed herein or any other reasonable  expenses  associated with the performance of the duties of President of the Company.

         5.       INSURANCE:  Schaefer shall be entitled to any and all life and health  insurance  and/or medical related  benefits as customarily  provided to all  executives of the Company when such benefits  become  available.  Said life and health  insurance  and/or medical  related  benefits shall be provided at
Company expense for Schaefer.  The Company shall also provide  Schaefer with
"Corporate Officers and Directors Liability" insurance coverage.

         6.       DUTIES AND AUTHORITY: Schaefer shall, using his best judgment, be responsible for coordinating,  reviewing, modifying and overseeing  all work and/or  employees or  independent  contractors  of the Company and shall direct the overall  operations of the Company in a manner consistent with the accepted methods of the industry/business in which the Company operates.

                  Schaefer  agrees to devote  substantially  his entire  time and best  efforts to the  business  of the  Company.  The expenditure  of reasonable  amounts  of  time  for  charitable  or  civic  activities  or fulfillment  of  any  military  obligations (Reserves/National  Guard/etc.), however,  will not be deemed a breach of this Agreement.  The making of passive personal  investments will not be prohibited  hereunder,  provided said investments do not materially  interfere with the services required to be rendered to the Company or conflict with the business of the Company or any division or subsidiary.

         7.       ILLNESS DURING THE TERM OF THIS AGREEMENT:  Schaefer shall be entitled to the same number of sick leave days per year as  established  by the
Company for all  executives.  The Board of  Directors  of the Company  shall have the  authority to extend this number if warranted.

         8.       WORKING  FACILITIES:  The Company shall furnish  Schaefer with facilities and services  suitable to his position and adequate for the performance of his duties and obligations.

         9.       VACATIONS:  A formal vacation policy for the Company has not been  established,  however,  Schaefer shall be entitled to the same amount of annual  vacation  time as all senior  executives  of the  Company,  with such period  extended as may be mutually agreed in writing without loss of compensation.

         10.      TERMINATION  AGREEMENT:  In addition to any other  provisions of this Agreement,  this Agreement shall terminate upon the happening of any of the following events:

                  (a)      If Schaefer  decides to terminate his  employment, he
may do so upon thirty (30) days written notice to the Company,  by certified mail.  Accrued  unused sick time and vacation time shall be paid to Schaefer along with  reimbursement  of any outstanding expenses incurred prior to such resignation.

                  (b)      Upon breach of any  provision  or covenant  required
to be  performed  or  observed,  or any material act of fraud, gross negligence or willful  misfeasance by Schaefer,  the Company may terminate this Agreement by written notice to Schaefer of said breach by certified mail. Such action shall require a 2/3 majority vote of the Company's Board of Directors.

                  (c)      Whenever the Company and Schaefer  shall  mutually
agree in writing to terminate  this  Agreement.  In such case, a negotiated buy-out  settlement  of the  remaining  portion of this  Agreement  shall be entered into between  Schaefer and the
Company.

                  (d)      The Company or it's operating division/subsidiary in
which Schaefer functions shall cease operation.

         11.      APPLICABLE  LAW:  This  Agreement  shall be governed by and construed  pursuant to the laws of the State of Florida, where it was made and executed.

         12.      NOTICES:  Any notices  required  to be given  hereunder
pursuant to the  provisions  of this  Agreement  shall be in writing and sent certified  mail to the parties at the  addresses  listed in the  preamble of this  document or any amended  addresses provided by or to the Company.

         13.      ARBITRATION:  In the event any  controversy  or question
arises with  respect to the  interpretation  of any term or provision of this
Agreement or in the event the party against whom or which a breach of this
Agreement is claimed  believes,  in good faith,  that (a) no breach has occurred;  or (b) that the party  claiming a breach of this  Agreement has also breached the  Agreement, then prior to the  institution  of any legal proceedings,  the matter or matters  shall be  settled by  arbitration  before three (3) arbitrators,  one of whom is  selected  by each party and the third to be selected  by the  arbitrators  selected  by Schaefer  and the Company.  Said arbitration  shall be conducted in accordance with the rules of the American
Arbitration  Association and judgment upon the award rendered by the arbitrators may be entered in any court having  jurisdiction  thereof.  The place of this arbitration  shall be at the discretion of the Company.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and year first written above.

COMPANY:          WORLD ROLLER ALLIANCE, INC.

                           By:
                                  ----------------------------------
                                  Laura J. Whitten
                                  Secretary of the Corporation

DHANJI:           By:
                                ----------------------------------
                                  Patrick J. Schaefer

WITNESS:          ______________________________

Sworn to and subscribed before me this the ___ day of __________, 2001 in the
County and State aforesaid.

                                                     ________________________
                                                     Notary Public
                                                     State of Florida

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